Exhibit 10.2

GUARANTY

GUARANTY AGREEMENT (this “Guaranty”), dated as of March 7, 2014, by and among the Persons listed on the signature pages hereof under the caption “Guarantors” (together with any other entity that becomes a guarantor hereunder pursuant to Section 14 hereof, the “Guarantors” and each, a “Guarantor”) and Barclays Bank PLC, as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the LC Facility Agreement referred to below).

Reference is made to that certain LC Facility Agreement, dated as of March 7, 2014 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “LC Facility Agreement”), by and among Tenet Healthcare Corporation, a Nevada corporation (the “Company”), the LC Participants and Issuers (each as defined in the LC Facility Agreement) from time to time party thereto and the Administrative Agent. Capitalized terms used and not defined herein are used with the meanings assigned to such terms in the LC Facility Agreement.

The Issuers have agreed to Issue Letters of Credit for the account of the Company (or for the joint account of the Company and any of its Subsidiaries), in each case pursuant to, and upon the terms and subject to the conditions specified in, the LC Facility Agreement.  Each Guarantor is a Subsidiary of the Company and acknowledges that it has derived and will derive substantial benefit from the Issuance of the Letters of Credit by the Issuer for the account of the Company (or for the joint account of the Company and any of its Subsidiaries). As consideration therefor and in order to induce the Issuers to Issue Letters of Credit, each Guarantor is willing to execute this Guaranty.

Accordingly, the parties hereto agree as follows:

1.                                                              Guaranty.  Each Guarantor hereby, unconditionally and irrevocably, guarantees to the LC Participants the full and prompt payment when due, whether at stated maturity, upon acceleration, demand or otherwise, and at all times thereafter, of the Obligations and the punctual performance of all of the terms contained in the documents executed by the Company in favor of the LC Participants in connection with the Obligations. This Guaranty is a guaranty of payment and performance and is not merely a guaranty of collection.

2.                                                              Rights of LC Participants.  Each Guarantor consents and agrees that the LC Participants may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof:  (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Obligations; (c) apply such security and direct the order or manner of sale thereof as each LC Participant may determine in its sole discretion; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Obligations.  Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.

3.                                                              Certain Waivers.  Each Guarantor waives to the fullest extent permitted by law (a) any defense arising by reason of any disability or other defense of the Company or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of the LC Participants) of the liability of the Company; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Company; (c) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder; (d) any right to require the LC Participants to proceed against the

Company, proceed against or exhaust any security for the Obligations, or pursue any other remedy in each LC Participant’s power whatsoever and any defense based upon the doctrines of marshalling of assets or of election of remedies; (e) any benefit of and any right to participate in any security now or hereafter held by the LC Participants; (f) any fact or circumstance related to the Obligations which might otherwise constitute a defense to the obligations of such Guarantor under this Guaranty and (g) any and all other defenses or benefits that may be derived from or afforded by applicable law limiting the liability of or exonerating guarantors or sureties, other than the defense that the Obligations have been fully performed and indefeasibly paid in full in cash.

Each Guarantor expressly waives all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Obligations or any instrument or agreement evidencing any Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Obligations which might otherwise constitute a defense to the obligations of each Guarantor under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing.

4.                                                                    Obligations Independent.  The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Obligations and the obligations of any other Guarantor, and a separate action may be brought against such Guarantor to enforce this Guaranty whether or not the Company or any other person or entity is joined as a party.

5.                                                                    Subrogation.  No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full and any LC Commitments of the LC Participants or facilities provided by the LC Participants with respect to the Obligations are terminated (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted).  If any amounts are paid to a Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the Administrative Agent on behalf of the LC Participants and shall forthwith be paid to the LC Participants to reduce the amount of the Obligations, whether matured or unmatured.

6.                                                                    Termination; Reinstatement.  (a) Except as set forth in clauses (b) and (c) of this Section 7, this Guaranty is a continuing and irrevocable guarantee of all Obligations now or hereafter existing and shall remain in full force and effect until all Obligations and any other amounts payable under this Guaranty (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) are indefeasibly paid in full in cash and any LC Commitments of the LC Participants or facilities provided by the LC Participants with respect to the Obligations (other than contingent indemnification obligations to the extent no claim giving rise thereto has been asserted) are terminated .

(b) In the event of any sale or other disposition of all of the Capital Stock of any Guarantor (including by way of merger, consolidation or otherwise) to a Person that is not (either before or after giving effect to such transaction) the Company or a Subsidiary of the Company in a transaction that is not prohibited by the LC Facility Agreement or the Indentures, then such Guarantor will be released and relieved of any obligations under this Guaranty; provided that such sale or other disposition shall be in accordance with Section 8.4 of the LC Facility Agreement.

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(c) Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Company or any Guarantor is made, or any LC Participant exercises its right of setoff, in respect of the Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the LC Participants in their reasonable discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under Title 11, U.S. Code or any similar federal or state law for the relief of debtors (“Bankruptcy Law”) or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not any LC Participant is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.  The obligations of each Guarantor under this paragraph shall survive termination of this Guaranty.

7.                                                                    Stay of Acceleration.  In the event that acceleration of the time for payment of any of the Obligations is stayed, in connection with any case commenced by or against each Guarantor or the Company under any Bankruptcy Law, or otherwise, all such amounts shall nonetheless be payable by such Guarantor immediately upon demand by the LC Participants.

8.                                                                    Miscellaneous.  No provision of this Guaranty may be waived, amended, supplemented or modified, except in accordance with Section 11.1(a) of the LC Facility Agreement.  No failure by any LC Participant to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity.  The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.  Unless otherwise agreed by any LC Participant and the Guarantors in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by the Guarantors for the benefit of any LC Participant or any term or provision thereof.

9.                                                                    Condition of Company.  Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Company and any other guarantor of the Obligations such information concerning the financial condition, business and operations of the Company and any such other guarantor as such Guarantor requires, and that the LC Participants have no duty, and such Guarantor is not relying on the LC Participants at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of the Company or any other guarantor (each Guarantor waiving any duty on the part of the LC Participants to disclose such information and any defense relating to the failure to provide the same).

10.                                                             Setoff.  If and to the extent any payment is not made when due hereunder, each LC Participant may setoff and charge from time to time any amount so due against any or all of the Guarantor’s accounts or deposits with such LC Participant in accordance with Section 11.6 of the LC Facility Agreement.

11.                                                             Representations and Warranties.  Each Guarantor represents and warrants that as of the Effective Date, that the representations and warranties as set forth in Article IV of the LC Facility Agreement, as they relate to such Guarantor or to the Guaranty, each of which is incorporated herein by reference, are true and correct in all material respects except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

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12.                                                             GOVERNING LAW; ASSIGNMENT; JURISDICTION.  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.  This Guaranty shall (a) bind each Guarantor and its successors and assigns; provided that such Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of the Administrative Agent (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of each LC Participant and its successors and assigns and the LC Participant may, without notice to such Guarantor and without affecting such Guarantor’s obligations hereunder, assign, sell or grant participations in the Obligations and this Guaranty, in whole or in part.  This Guaranty and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.  Each Guarantor hereby irrevocably and unconditionally (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty or any other LC Facility Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof; (b) consents that any such action or proceeding will be brought in such courts and waives trial by jury and any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address specified below or at such other address as from time to time notified by such Guarantor; and (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

13.                                                             Notices.                      All notices and other communications to each Guarantor under this Guaranty shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier to such Guarantor at its address set forth below or at such other address in the United States as may be specified by such Guarantor in a written notice delivered to the Administrative Agent at such office as the Administrative Agent may designate for such purpose from time to time in a written notice to such Guarantor.

For any Guarantor:

c/o Tenet Healthcare Corporation
1445 Ross Avenue, Suite 1400
Dallas, TX 75202
Facsimile No.: (469) 893-8600
Attention: General Counsel

14.                                                             Additional Guarantors.  Each Subsidiary of the Company or other Person that is required to become a party to this Guaranty pursuant to Section 7.10 of the LC Facility Agreement shall become a Guarantor as required by the LC Facility Agreement for all purposes of this Guaranty upon execution and delivery by such Subsidiary of a joinder agreement in form reasonably satisfactory to the Administrative Agent.

15.                                                             Section Titles.  The section titles contained in this Guaranty are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between parties hereto, except when used to reference a section.

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16.                                                             WAIVER OF JURY TRIAL.  EACH OF THE LC PARTICIPANTS AND THE GUARANTORS IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LC FACILITY DOCUMENT.

[Signature Pages follow]

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Executed this 7th day of March, 2014.

AMERICAN MEDICAL (CENTRAL), INC.
AMI INFORMATION SYSTEMS GROUP, INC.
AMISUB (HEIGHTS), INC.
AMISUB (HILTON HEAD), INC.
AMISUB (SFH), INC.
AMISUB (TWELVE OAKS), INC.
AMISUB OF NORTH CAROLINA, INC.
AMISUB OF SOUTH CAROLINA, INC.
AMISUB OF TEXAS, INC.
ANAHEIM MRI HOLDING, INC. (FORMERLY KNOWN AS USC UNIVERSITY HOSPITAL, INC. AND FORMERLY KNOWN AS TENET 1500 SAN PABLO, INC.)
BROOKWOOD HEALTH SERVICES, INC.
COASTAL CAROLINA MEDICAL CENTER, INC.
COMMUNITY HOSPITAL OF LOS GATOS, INC.
CORAL GABLES HOSPITAL, INC.
CYPRESS FAIRBANKS MEDICAL CENTER, INC.
DELRAY MEDICAL CENTER, INC.
DOCTORS HOSPITAL OF MANTECA, INC.
DOCTORS MEDICAL CENTER OF MODESTO, INC.
EAST COOPER COMMUNITY HOSPITAL, INC.
FMC MEDICAL, INC.
FOUNTAIN VALLEY REGIONAL HOSPITAL AND MEDICAL CENTER
FRYE REGIONAL MEDICAL CENTER, INC.
JFK MEMORIAL HOSPITAL, INC.
LAKEWOOD REGIONAL MEDICAL CENTER, INC.
LIFEMARK HOSPITALS, INC.
LIFEMARK HOSPITALS OF FLORIDA, INC.
LOS ALAMITOS MEDICAL CENTER, INC.
NORTH FULTON MEDICAL CENTER, INC.
ORNDA HOSPITAL CORPORATION

[Signature Page to Guaranty]

PALM BEACH GARDENS COMMUNITY HOSPITAL, INC.
PLACENTIA-LINDA HOSPITAL, INC.
SIERRA VISTA HOSPITAL, INC.
SRRMC MANAGEMENT, INC.
TENET CALIFORNIA, INC.
TENET FLORIDA, INC.
TENET GOOD SAMARITAN, INC.
TENET HEALTHSYSTEM BARTLETT, INC.
TENET HEALTHSYSTEM CFMC, INC.
TENET HEALTHSYSTEM DESERT, INC.
TENET HEALTHSYSTEM DI, INC.
TENET HEALTHSYSTEM GB, INC.
TENET HEALTHSYSTEM HEALTHCORP
TENET HEALTHSYSTEM HOLDINGS, INC.
TENET HEALTHSYSTEM KNC, INC.
TENET HEALTHSYSTEM MEDICAL, INC.
TENET HEALTHSYSTEM NORTH SHORE, INC.
TENET HEALTHSYSTEM PHILADELPHIA, INC.
TENET HEALTHSYSTEM SGH, INC.
TENET HEALTHSYSTEM SL, INC.
TENET HEALTHSYSTEM SPALDING, INC.
TENET HIALEAH HEALTHSYSTEM, INC.
TENET HOSPITALS, INC.
TENET LOUISIANA, INC.
TENET MISSOURI, INC.
TENET PHYSICIAN SERVICES — HILTON HEAD, INC.
TENET ST. MARY’S, INC.
TENET TEXAS, INC.
TENETSUB TEXAS, INC.
TWIN CITIES COMMUNITY HOSPITAL, INC.
WEST BOCA MEDICAL CENTER, INC.
HOSPITAL DEVELOPMENT OF WEST PHOENIX, INC.
VHS ACQUISITION CORPORATION
VHS ACQUISITION SUBSIDIARY NUMBER 1, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 7, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 9, INC.
VHS CHILDREN’S HOSPITAL OF MICHIGAN, INC.

[Signature Page to Guaranty]

VHS DETROIT RECEIVING HOSPITAL, INC.
VHS HARPER-HUTZEL HOSPITAL, INC.
VHS HURON VALLEY-SINAI HOSPITAL, INC.
VHS OF ARROWHEAD, INC.
VHS OF ILLINOIS, INC.
VHS REHABILITATION INSTITUTE OF MICHIGAN, INC.
VHS SINAI-GRACE HOSPITAL, INC.
VHS WEST SUBURBAN MEDICAL CENTER, INC.
VHS WESTLAKE HOSPITAL, INC.
VHS OF PHOENIX, INC.
VHS ACQUISITION SUBSIDIARY NUMBER 3, INC.
VANGUARD HEALTH MANAGEMENT, INC.
VANGUARD HEALTH SYSTEMS, INC.
VHS OF MICHIGAN, INC.
CGH HOSPITAL, LTD.
By: Coral Gables Hospital, Inc., as General Partner
HILTON HEAD HEALTH SYSTEM, L.P.
By: Tenet Physician Services — Hilton Head, Inc., as General Partner
NEW MEDICAL HORIZONS II, LTD.
By: Cypress Fairbanks Medical Center Inc., as General Partner
TENET 100 MEDICAL CENTER SLIDELL, L.L.C.
By: Tenet Louisiana, Inc. as Sole and Managing Member
TENET FRISCO, LTD.
By: Tenet Texas, Inc., as General Partner
TENET HEALTHSYSTEM HAHNEMANN, L.L.C.
By: Tenet HealthSystem Philadelphia, Inc., as Sole Member
TENET HEALTHSYSTEM ST. CHRISTOPHER’S HOSPITAL FOR CHILDREN, L.L.C.
By: Tenet HealthSystem Philadelphia, Inc., as Sole Member
TENET HOSPITALS LIMITED
By: Tenet Texas, Inc., as General Partner
TH HEALTHCARE, LTD.
By: Lifemark Hospitals, Inc., as General Partner

[Signature Page to Guaranty]

VHS SAN ANTONIO PARTNERS, LLC
By: VHS Acquisition Subsidiary Number 5, Inc., its Managing Member, and VHS Holding Company, Inc.
VANGUARD HEALTH FINANCIAL COMPANY, LLC
VANGUARD HEALTH HOLDING COMPANY I, LLC
VANGUARD HEALTH HOLDING COMPANY II, LLC

By:	/s/ Tyler C. Murphy
Name:	Tyler C. Murphy
Title:	Treasurer

SAN RAMON REGIONAL MEDICAL CENTER, LLC (as successor by merger to San Ramon Regional Medical Center, Inc.)

By:	/s/ Tyler C. Murphy
Name:	Tyler C. Murphy
Title:	Assistant Treasurer

[Signature Page to Guaranty]

ADMINISTRATIVE AGENT:

BARCLAYS BANK PLC,
as Administrative Agent

By:	/s/ John Skrobe
Name:	John Skrobe
Title:	Managing Director

[Signature Page to Guaranty]